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                                                                Exhibit 10.13




THIS STOCK OPTION AND THE COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF CAN BE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS. THIS STOCK OPTION AND THE SHARES MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNLESS, IN THE OPINION OF COUNSEL TO THE COMPANY, SUCH REGISTRATION IS NOT THEN REQUIRED.




                          VIDEO JUKEBOX NETWORK, INC.
                           STOCK OPTION AND AGREEMENT


     THIS STOCK OPTION ("option[s]") for a total of up to 150,000 shares of common stock, par value $.001 per share (the "Common Stock"), of Video Jukebox Network, Inc., a Florida corporation (the "Company"), is hereby granted by the committee (the "Committee") authorized pursuant to the Company's 1988 Stock Option Plan, as amended (the "Plan"), to Stanley Greene ("Optionee"), one of the Company's key personnel, at the price and subject to the terms and conditions contained herein and as set forth in the Plan. The provisions of the Plan shall be considered an integral part of this Stock Option and Agreement and the parties agree to be bound hereby and thereby.

     1. EXERCISE PRICE. The exercise price of all options granted hereunder is $1.00 for each share of Common Stock.

     2. TERM AND VESTING. Subject to the terms and conditions contained herein, this option shall be exercisable in any order for an amount of shares not to exceed 150,000 shares of Common Stock, provided that the rights of Optionee hereunder to exercise the options shall vest in accordance with the following schedule:

         (a) At any time on or after January 1, 1998, Optionee may exercise this option to the extent of one-half of the options granted hereby; and





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         (b) At any time on or after January 1, 1999, Optionee may exercise this option to the extent of the balance of the options granted hereby.

     3. EXERCISE OF OPTION.  This option shall be exercisable as follows:

         (a) TIME AND MANNER OF EXERCISE OF OPTION.

             (i) No portion of the option may be exercised more than three years from the respective vesting dates set forth in Sections 2(a) and 2(b) hereof.

             (ii) If Optionee's employment with the Company is terminated at any time with "cause" or is terminated prior to October 1, 1997 without cause under that certain letter agreement, dated January 2, 1997, between Optionee and the Company or any subsequent employment agreement between Optionee and the Company, the Optionee shall forfeit the right to exercise all non-vested and vested options granted hereunder.

             (iii) If Optionee's employment with the Company is terminated without cause after October 1, 1997, the Optionee shall forfeit the right to exercise all options granted hereunder which have not vested as of the date of such termination. However, all options granted hereunder which have vested as of such date may be exercised within one (1) year after the date that Optionee's employment with the Company is terminated without cause.

             (iv) In the event of the death of Optionee, the options granted hereunder which have vested as of the Optionee's death may be exercised within one (1) year after the date of Optionee's death or prior to the date on which the vested option expires by its terms, whichever is earlier, by the estate of the Optionee, or by any person or persons whom Optionee shall have designated in writing in documents filed with the Company or,


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if no such designation has been made, by the person or persons to whom
Optionee's rights hereunder shall have passed by will or the laws of descent and distribution.

         (v) Each option granted hereunder shall be deemed exercised when Optionee shall indicate his decision to do so in writing to the Company in accordance with Section 3(b) hereof, and shall at the same time tender to the Company payment in full in cash for the shares as to which the option is exercised. The options granted hereunder may be exercised as to any lesser number of shares than the full amount for which the options could be exercised. Such a partial exercise of an option shall not affect the right to exercise the option from time to time as to the remaining shares subject to the option. The right to exercise this option shall be cumulative so that when the right to exercise an option has vested, the shares eligible for purchase hereunder may be purchased at any time thereafter until the expiration of the option pursuant to this Section 3(a).

         (b) METHOD OF EXERCISE. This option shall be exercisable by a written notice which shall:

             (i) state the election to exercise the option, the number of shares in respect of which it is being exercised, the person in whose name the stock certificate(s) for such shares of Common Stock is to be registered, his address and Social Security Number (or if more than one, the names, addresses and Social Security numbers of such persons);

             (ii) be signed by the person or persons entitled to exercise the option and, if the option is being exercised by any person(s) other than the Optionee, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person(s) to exercise the Option; and

             (iii) be delivered in person or by certified mail to the Committee.




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         (c) Payment. Payment of the purchase price of any shares with respect to which the option is being exercised shall be by certified or bank cashier's check.

         (d) RESTRICTIONS ON EXERCISE. Notwithstanding anything contained herein to the contrary, this option may not be exercised if the issuance of the shares of Common Stock upon such exercise would constitute a violation of any applicable federal or state securities laws or other applicable laws or regulations. As a condition to the exercise of this option, the Committee may require the person exercising this option to make such representations and agree to such covenants as may be required by any applicable law or regulation.

     4. BENEFICIARY DESIGNATION. Optionee may designate to the Committee, on a form provided by the Company for that purpose, a beneficiary or beneficiaries who shall be entitled to the benefits hereunder. Such designation may be canceled or changed by Optionee, but no cancellation or change will be recognized by the Committee unless effected in writing on a form provided by the Committee for that purpose and filed with the Company.

     5. OPTIONEE'S OR SUCCESSOR'S RIGHTS AS STOCKHOLDERS. Neither the Optionee nor his successor(s) in interest shall have any rights as a stockholder of the Company with respect to any shares subject to the options granted to Optionee hereunder until Optionee or his successor in interest becomes a holder of record of such shares and receives a certificate or certificates representing such shares from the Company or its duly authorized agent.

     6. REGULATORY APPROVAL AND COMPLIANCE. The Company shall not be required to issue any certificate or certificates for shares of its Common Stock upon the exercise of an option granted hereunder, or record as a holder of record of such shares the name of the individual exercising any options granted hereby, without obtaining, to the complete



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satisfaction of the Committee, the approval of all regulatory bodies deemed necessary by the Committee, and without complying, to the Committee's complete satisfaction, with all rules and regulations, under federal, state or local law deemed applicable by the Committee.

     7. NON-TRANSFERABILITY OF OPTION. Except as set forth herein, this option may not be transferred in any manner otherwise than by will or the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by him. The terms of this option shall be binding upon the beneficiaries of Optionee.

     8. NO REGISTRATION OF SECURITIES. Optionee understands that the options granted hereby and the shares of Common Stock underlying the options (the "Underlying Shares") have not been registered under the Securities Act of 1933 (the "Act") or any other applicable state's securities laws in reliance upon applicable exemptions from such registrations. The Optionee understands that the options and the Underlying Shares must be held for an extended period of time unless the sale or other transfer thereof is subsequently registered under the Act and any applicable state's securities laws or an exemption from such registration is available. The Optionee further understands that the Company is under no obligation to register the options or the Underlying Shares on the Optionee's behalf or to assist the Optionee in complying with any exemption from registration.

     9. INVESTMENT INTENT. The options being received and the Underlying Shares will be purchased solely for Optionee's own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others. No other person has a direct or indirect beneficial interest in the options or the Underlying Shares. Optionee has not subdivided the beneficial ownership of the options or the Underlying Shares with any other person.




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     10. TRANSFER TO COMPLY WITH THE SECURITIES ACT OF 1933.

         (a) The Underlying Shares may not be offered or sold except in compliance with the Act, or any similar federal or state statute then in effect, and then only if such person to whom such offer or sale is made agrees with the Company to comply with the provisions of this Section 10 with respect to the restrictions for the resale or other disposition of such securities contained herein.

         (b) Prior to the disposition of any Underlying Shares under circumstances that might require registration of the Underlying Shares under the Act, or any similar federal or state statute then in effect, Optionee shall give written notice to the Company, expressing his intention as to the disposition to be made of such Underlying Shares. Upon receiving such notice, the Company shall present copies thereof to its counsel. If, in the opinion of such counsel, the proposed disposition does not require registration under the Act, or any similar federal or state statute then in effect with respect to the Underlying Shares, the Company shall, as promptly as practicable, notify Optionee of such opinion, whereupon Optionee shall be entitled to dispose of such Underlying Shares, all in accordance with the terms of the notice delivered by Optionee to the Company.

         (c) The Company may cause a legend in substantially the form that follows to be set forth on the certificate representing the Underlying Shares, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

            The securities represented by this certificate can only be transferred in compliance with the Securities Act of 1933, as amended, and all applicable state securities laws. This stock option and the shares may not be sold, transferred, or assigned in the absence of an effective registration statement unless, in the opinion of counsel to the Company, such registration is not then required.




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     11. GOVERNING LAW.  This Stock Option and Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

DATE OF GRANT:  As of January 2, 1997


                                             VIDEO JUKEBOX NETWORK, INC.



                                             By:/s/ Alan McGlade
                                             -------------------------------
                                             Authorized Representative




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                                  -------------
                                      Date


Video Jukebox Network, Inc.
1221 Collins Avenue
Miami Beach, Florida  33139

Attention:  Compensation Committee

Re:  Exercise of Nonqualified Stock Option

Dear Sir:

     Please be advised that pursuant to the Stock Option and Agreement ("Agreement"), dated as of January 2, 1997 between Video Jukebox Network, Inc. (the "Company") and the undersigned ("Optionee"), Optionee hereby exercises the stock option ("Option") in the amount of______________ shares of common stock of the Company and herewith tenders his cashier's check or certified check to the Company in the amount of ____________________________________ ($_______)
in payment for such shares of common stock. Capitalized terms not otherwise defined herein are defined as set forth in the Agreement.

     Optionee requests ________ stock certificates for such shares issued in the name of __________________________________ whose address is ___________________
and whose social security number is __________________________________________.


     Optionee hereby acknowledges, warrants and represents the following:

     (1) Optionee's acknowledgements, representations, warranties and agreements contained in the Agreement are true, complete and accurate as of the date of this letter.

     (2) The Option is presently exercisable and as such, has vested and has not expired.

     (3) Optionee is presently and has been in full compliance with all the terms, conditions and provisions of the Agreement.




                                             Sincerely,



                                             ---------------------------------
                                             Optionee




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